EMPLOYEE BENEFIT PLANS AND POSTRETIREMENT BENEFITS	3 Months Ended
Mar. 31, 2019
Postemployment Benefits [Abstract]
EMPLOYEE BENEFIT PLANS AND POSTRETIREMENT BENEFITS
EMPLOYEE BENEFIT PLANS AND POSTRETIREMENT BENEFITS
The following table summarizes the components of net periodic benefit cost of CNH Industrial’s defined benefit pension plans and postretirement health and life insurance plans for the three months ended March 31, 2019 and 2018:

	Pension		Healthcare		Other
	Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,
	2019	2018	2019	2018	2019	2018
	(in millions)
Service cost	6	6	1	2	3	4
Interest cost	19	18	4	9	1	1
Expected return on assets	(25)	(28)	(2)	(2)	—	—
Amortization of:
Prior service credit	—	—	(30)	(1)	—	—
Actuarial loss	17	19	—	2	—	—
Net periodic benefit cost	17	15	(27)	10	4	5

On February 20, 2018, CNH Industrial announced that the United States Supreme Court ruled in its favor in Reese vs. CNH Industrial N.V. and CNH Industrial America LLC. The decision allowed CNH Industrial to terminate or modify various retiree healthcare benefits previously provided to certain UAW Union represented Company retirees. On April 16, 2018, CNH Industrial announced its determination to modify the benefits provided to the applicable retirees (“Benefits Modification”) to make them consistent with the benefits provided to current eligible CNH Industrial retirees who had been represented by the UAW. The Benefits Modification resulted in a reduction of the plan liability by $527 million. This amount will be amortized from other comprehensive income (loss) to the income statement over approximately 4.5 years, which represents the average service period to attain eligibility conditions for active participants. For the three months ended March 31, 2019, and March 31, 2018, $30 million and $0 million of amortization (“Benefits Modification Amortization”) was recorded as a pre-tax gain in Other, net, respectively.